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                                                                EXHIBIT 10.31

                       AMENDMENT NO. 2 TO FRAMEWORK AGREEMENT


     This Amendment No. 2 (this "Amendment") to the Framework Agreement originally dated as of March 3, 1999 and as amended on April 6, 1999 (the "Agreement") is made as of this 10th day of May 1999 by and between RHYTHMS NETCONNECTIONS, INC., a Delaware corporation, and MCI WORLDCOM, INC., a Georgia corporation. Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Agreement.

     WHEREAS, the parties desire to amend the Agreement as set forth herein.

     In consideration of the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENT TO THE AGREEMENT. The references to "sixty (60) days" in each of Sections 2.1, 3.1, 4.1, 4.2 and 8.2(d) are hereby amended to refer to "seventy-five (75) days".

     2. EFFECT OF AMENDMENT. Except as amended and set forth above, the Agreement shall continue in full force and effect.

     3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together shall constitute one and the same instrument.

     4. SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     5. ENTIRE AGREEMENT. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of law.


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     IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first above written.

                              MCI WORLDCOM, INC.


                              By:  /s/ Stephen Mooney
                                 -----------------------------------------------
                                    Name

                                        Director
                                   ---------------------------------------------
                                   Title


                              RHYTHMS NETCONNECTIONS INC.


                              By:  /s/ Scott C. Chandler
                                 -----------------------------------------------
                                    Name

                                        Chief Financial Officer
                                   ---------------------------------------------
                                   Title





                       [SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                FRAMEWORK AGREEMENT]